Exhibit 99.2

LETTER OF TRANSMITTAL AND CONSENT

(9.375% Series B Cumulative Redeemable Preferred Stock)

IMPAC MORTGAGE HOLDINGS, INC.

Offer to exchange all outstanding shares of

9.375% Series B Cumulative Redeemable Preferred Stock (CUSIP No. 45254P300)

9.125% Series C Cumulative Redeemable Preferred Stock (CUSIP No. 45254P409)

and Consent Solicitation

THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 11:59 P.M., EASTERN DAYLIGHT TIME, ON [•], 2022, UNLESS EXTENDED OR EARLIER TERMINATED BY IMPAC MORTGAGE HOLDINGS, INC., A MARYLAND CORPORATION (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE”). TENDERS OF PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO 11:59 P.M., EASTERN DAYLIGHT TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer and Consent Solicitation is:

By Mail or Overnight Courier or by Hand:

American Stock Transfer & Trust Company

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, NY 11219

This Letter of Transmittal and Consent (this “Letter of Transmittal and Consent”) is for use only by holders of record (“Holders”) of the 9.375% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), of Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company”).  A separate Letter of Transmittal and Consent is being provided for use by record holders of the 9.125% Series C Cumulative Redeemable Preferred Stock. If you hold Series B Preferred Stock and Series C Preferred Stock and you wish to participate in both of the Exchange Offers, you must follow the instructions in both of the Letters of Transmittal and Consent for the applicable series of Preferred Stock.

THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

Delivery of this Letter of Transmittal and Consent to an address other than as set forth above, or transmission of this Letter of Transmittal and Consent via facsimile, will not constitute a valid delivery.  The method of delivery of all documents, including certificates, is at the option and risk of the Holder. Except as otherwise provided in the instructions below, delivery will be deemed made only when actually received by the Exchange Agent.

YOU DO NOT NEED TO COMPLETE AND SEND THIS LETTER OF TRANSMITTAL AND CONSENT DIRECTLY TO THE EXCHANGE AGENT IF YOU HOLD SHARES THROUGH A BROKER, DEALER OR OTHER NOMINEE OR IF YOU TENDER YOUR SHARES AND CONSENT THROUGH THE AUTOMATED TENDER OFFER PROGRAM INSTITUTED BY THE DEPOSITARY TRUST COMPANY, OR “DTC”.

Impac Mortgage Holdings, Inc., a Maryland corporation (the “Company,” “we,” “our” and “us”), has delivered to the undersigned a copy of the Prospectus/Consent Solicitation dated [•], 2022 (the “Prospectus”) of the Company and this letter transmittal and consent (as it may be supplemented and amended from time to time, this “Letter of Transmittal and Consent”), which together set forth the offer of the Company to exchange any and all of the outstanding shares of the following series of its preferred stock for the consideration defined below (each an “Exchange Offer” and together, the “Exchange Offers”):

Security	Cash/8.25% Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share (“New Preferred Stock”) Per Share	Common Securities Per Share
9.375% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”)

$5.00 in cash or, if the Company is prohibited from paying cash as more fully described in the Prospectus, fifty (50) shares of New Preferred Stock, subject to reduction and/or partial escrow and as more fully described in the Prospectus.

Twenty (20) shares of newly issued common stock, par value $0.01 per share (“Common Stock”), subject to reduction and/or partial escrow and as more fully described in the Prospectus.
9.125% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock,” and together with the Series B Preferred Stock, the “Preferred Stock”)	$0.10 in cash or, if the Company is prohibited from paying cash as more fully described in the Prospectus, one (1) share of New Preferred Stock, as more fully described in the Prospectus.	1.25 shares of newly issued Common Stock and 1.5 warrants to purchase 1.5 shares of the Company’s Common Stock at an exercise price of $5.00 per share, as more fully described in the Prospectus.

Concurrently with the Exchange Offers, the Company is also soliciting consents (the “Consent Solicitation”) from holders of the Preferred Stock to approve the Exchange Offers and to approve amendments to our charter (the “Charter”) as set forth in the Series B Articles of Amendment attached as Annex A-1 to the Prospectus (the “Series B Proposed Amendment”), in the Series C Articles of Amendment attached as Annex A-2 to the Prospectus (the “Series C Proposed Amendment,” and together with the Series B Proposed Amendment, the “Proposed Amendments”), and in the proposed articles supplementary to establish the New Preferred Stock attached as Annex A-3 to the Prospectus. The Proposed Amendments would permit the closing of the Exchange Offers (including the authorization, classification and issuance of the New Preferred Stock without a separate vote of holders of Preferred Stock) and make each share of Series B Preferred Stock and each share of Series C Preferred Stock redeemable for the same consideration received by holders of Series B Preferred Stock and Series C Preferred Stock, respectively, who participate in the applicable Exchange Offer, without payment of, or allowance for, any accrued and unpaid dividends on any shares of Preferred Stock (whether or not such dividends have accumulated and whether or not such dividends accrued before or after completion of the Exchange Offers). The foregoing is only a summary of the Proposed Amendments, and is qualified by reference to the Charter and the amended text of the affected provisions of our Charter reflecting the Series B Proposed Amendment and the Series C Proposed Amendment, set forth as Annex A-1 and Annex A-2, respectively, to the Prospectus.

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Consent to the Series B Proposed Amendment must be received from holders of record (the “Holders”) of at least 66 2/3% of the outstanding shares of Series B Preferred Stock (the “Series B Amendment Approval”).  We will only file the Articles of Amendment relating to the Series B Proposed Amendment (the “Series B Articles of Amendment”) if the requisite consents from the holders of both series of Preferred Stock have been received.  In addition, we are holding a Special Meeting of the holders of our Common Stock (the “Special Meeting”) to obtain the approval of the holders of our Common Stock to the Series B Proposed Amendment, as well as to approve the issuance of shares of Common Stock and warrants in the Exchange Offers, as required by the rules of the NYSE American.  In addition to the Series B Amendment Approval, the Series B Proposed Amendment must be approved by the holders of Common Stock entitled to cast a majority of the votes entitled to cast thereon.

Holders who desire to tender their shares of Series B Preferred Stock pursuant to the Exchange Offer are required to also consent to the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment. A Holder may also consent to the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment in the Consent Solicitation but not tender their shares of Series B Preferred Stock pursuant to the Exchange Offers. In either case, the execution and delivery of this Letter of Transmittal and Consent will both (i) constitute a Holder’s consent to the Exchange Offer for the Series B Preferred Stock and to the Series B Proposed Amendment and (ii) authorize and direct the Exchange Agent to execute and deliver a written consent to the Series B Proposed Amendment on such Holder’s behalf with respect to all shares of Series B Preferred Stock owned by such Holder.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer and Consent Solicitation, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer and Consent Solicitation is extended.  We also expressly reserve the right to amend or terminate the Exchange Offers and the Consent Solicitation and not exchange or accept for exchange any shares of Preferred Stock not theretofore exchanged, or accepted for exchange, for any reason or upon the failure of any of the conditions of the Exchange Offers and the Consent Solicitation to be satisfied or waived on or before the Expiration Date.  The Company will notify the Holders of the Series B Preferred Stock of any extension, material amendment or termination as promptly as practicable with a public announcement thereof.

This Letter of Transmittal and Consent is to be completed by Holders of Series B Preferred Stock:

(1) if you are tendering your shares in the Exchange Offer and your share certificates evidencing Series B Preferred Stock (the “share certificates”) are to be forwarded herewith (see Instruction 2);

(2) if you are tendering your shares in the Exchange Offer and delivery of Series B Preferred Stock is to be made by book-entry transfer to the account of American Stock Transfer & Trust Company (the “Exchange Agent”) at The Depository Trust Company or “DTC” (also known as the “book-entry transfer facility”) pursuant to the book-entry transfer procedure described in the section of the Prospectus entitled “The Exchange Offers and the Consent Solicitation—Procedures for Tendering Shares of Preferred Stock” (see Instruction 2). It is not necessary to execute and deliver this Letter of Transmittal and Consent if instructions with respect to the tender of such shares of Series B Preferred Stock are transmitted through the DTC’s Automated Tender Offer Program (“ATOP”) (see Instruction 2); or

(3) if you desire to consent only in the Consent Solicitation but not tender your shares of Series B Preferred Stock in the Exchange Offer (see Instruction 3).  It is not necessary to execute and deliver this Letter of Transmittal and Consent if instructions with respect to your consent in the Consent Solicitation are transmitted through ATOP (see Instruction 3).

Holders of Series B Preferred Stock whose share certificates for such Series B Preferred Stock are not immediately available or who cannot deliver their share certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date must tender their Series B Preferred Stock according to the guaranteed delivery procedures.  See Instruction 2.

You must complete, execute and deliver this Letter of Transmittal and Consent to indicate the action you desire to take with respect to the Exchange Offer and Consent Solicitation.  The instructions included with this Letter of Transmittal and Consent must be followed.

3

None of the Company’s board of directors (the “Board”), the officers or employees of the Company, the Information Agent, or the Exchange Agent is making a recommendation to any Holder of Series B Preferred Stock as to whether you should tender shares in the Exchange Offer and Consent Solicitation. The Board recommends you consent to the Consent Solicitation.  You must make your own investment decision regarding the Exchange Offer and Consent Solicitation based upon your own assessment of the market value of the Series B Preferred Stock, the effect of holding shares of the Preferred Stock upon approval of the Series B Proposed Amendment, your liquidity needs, your investment objectives and any other factors you deem relevant.

SEE INSTRUCTIONS BEGINNING ON PAGE 7 FOR MORE INFORMATION.

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DESCRIPTION OF SERIES B PREFERRED STOCK TENDERING AND/OR CONSENTING

Name(s) and Address(es of Registered Holder(s) (Please fill in, if blank)(1)	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

Total Number of
Shares of Series B Preferred Stock
Represented
	Series B Preferred	by Share Certificate(s)(2)
Stock Share
	Certificate		Number of Shares of Series B Preferred Stock
	Number(s)(2)		Tendered and/or Consenting (3)

Total Shares Tendered and/or Consenting

(1)	The names and addresses of the registered Holders of the Series B Preferred Stock should be printed, if not already printed above, exactly as they appear on the share certificates tendered hereby.
(2)	Need not be completed by Holders tendering shares by book-entry transfer.
(3)

Unless otherwise indicated, all shares of Series B Preferred Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered. The terms of the Exchange Offer and Consent Solicitation require that Holders consent (and, if applicable, tender) with regard to all shares of Series B Preferred Stock they own.

☐	Check here if share certificates have been lost or mutilated.

☐	CHECK HERE IF SHARES OF SERIES B PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Institution:

DTC Account Number:

Transaction Code Number:

☐

CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SHARES OF SERIES B PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder:

5

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which executed the Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Institution:

DTC Account Number:

Transaction Code Number:

By crediting the shares of Series B Preferred Stock to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer and Consent Solicitation, including, if applicable, transmitting to the Exchange Agent an Agent’s Message in which the Holder of the shares of Series B Preferred Stock acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and Consent, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such shares of Series B Preferred Stock all provisions of this Letter of Transmittal and Consent (including consent to the Exchange Offer for the Series B Preferred Stock and Series B Proposed Amendment in the Consent Solicitation and all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the required information and executed and transmitted this Letter of Transmittal and Consent to the Exchange Agent.

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NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon and subject to the terms and conditions set forth in the Prospectus and in this Letter of Transmittal and Consent, receipt of which is hereby acknowledged, the undersigned hereby:

CHECK ONE:

☐ OPTION 1 –  TENDER AND CONSENT: CHECK HERE IF SHARES OF SERIES B PREFERRED STOCK ARE BEING TENDERED IN THE EXCHANGE OFFER AND CONSENTING IN THE CONSENT SOLICITATION:

Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby tenders to the Company the shares of Series B Preferred Stock set forth in the box above entitled “Description of Series B Preferred Stock Tendered.”  Subject to, and effective upon, the acceptance of the shares of Series B Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Series B Preferred Stock as are being tendered hereby. The undersigned hereby also expressly consents to the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment in the Consent Solicitation, and acknowledges and agrees to all of the other provisions of this Letter of Transmittal and Consent.

OR

☐ OPTION 2 –  CONSENT ONLY: CHECK HERE IF SHARES OF SERIES B PREFERRED STOCK ARE CONSENTING IN THE CONSENT SOLICITATION BUT NOT TENDERING IN THE EXCHANGE OFFER.

The undersigned hereby expressly consents to the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment in the Consent Solicitation, and acknowledges and agrees to all of the other provisions of this Letter of Transmittal and Consent, provided that the undersigned is not tendering his, her or its shares of Series B Preferred Stock in the Exchange Offer.

Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby acknowledges that he, she or it has received and read the Prospectus and this Letter of Transmittal and Consent. The undersigned understands that the Company is soliciting consents from Holders of the Series B Preferred Stock to approve the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment.  The undersigned authorizes the Exchange Agent to execute and deliver a written consent approving the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment with respect to the shares of Series B Preferred Stock on the undersigned’s behalf.

The undersigned understands that, if successfully completed, in the Exchange Offer and Consent Solicitation for each tendered share of Series B Preferred Stock accepted for exchange by the Company, a tendering Holder will receive (i) $5.00 in cash or, if paying cash would cause the Company  to violate the Cash Consideration Restrictions described below, fifty (50) shares of New Preferred Stock (the “Series B Cash/New Preferred Stock Portion”) and (ii) twenty (20) shares of the Company’s Common Stock (the “Series B Common Stock Portion,” and together with the Series B Cash/New Preferred Stock Portion, the “Series B Consideration”) (subject to reduction and/or partial escrow as more fully described below).

The Series B Cash/New Preferred Stock Portion will be paid exclusively in cash if doing so would not cause the Company to violate the Cash Consideration Restrictions.  However, if, at the time that the Exchange Offers close, the payment of cash to Holders of all shares of Series B Preferred Stock and Series C Preferred Stock tendered in the Exchange Offers would cause the Company to violate the Cash Consideration Restrictions described below, then, in lieu of the cash portion of the consideration payable in the Exchange Offers, each holder of Series B Preferred Stock will receive fifty (50) shares of New Preferred Stock for each share of Series B Preferred Stock, and each holder of Series C Preferred Stock will receive one (1) share of New Preferred Stock for each share of Series C Preferred Stock.

A violation of the “Cash Consideration Restrictions” will occur if the occurrence of an action would cause (i) the Company to violate the restrictions on payment of distributions to stockholders under section 2-311 of the Maryland General Corporation Law (“MGCL”), (ii) any material breach of or default under the terms and conditions of any obligation of the Company, including any agreement relating to its indebtedness, or (iii) the Company to violate any restriction or prohibition of any law rule or regulation applicable to the Company or of any order, judgment or decree of any court or administrative agency.  Under section 2-311 of the MGCL, a Maryland corporation generally cannot make any type of distribution to its stockholders, including a redemption or repurchase of stock in exchange for cash, other assets or indebtedness of the corporation, if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or if the corporation’s total assets would be less than the sum of the corporation’s total liabilities plus, unless its charter permits otherwise (which our Charter does not), the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.  Notwithstanding this restriction, a Maryland corporation may make a distribution from: (i) its net earnings for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for its preceding eight fiscal quarters even if, after such distribution, the corporation’s total assets would be less than its total liabilities, if, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of its business.  Although a final determination will be made by the Company’s Board of Directors upon expiration of the Exchange Offers, the Company currently anticipates that, at the time of closing of the Exchange Offers, the payment of cash in the Exchange Offers would cause it to violate the Cash Consideration Restrictions and that it will issue shares of New Preferred Stock in lieu of cash in the Exchange Offers.

Motions for class certification are pending before the Circuit Court of Baltimore City in the matter Curtis J. Timm, et al. v Impac Mortgage Holdings, Inc., et al. (the “Plaintiff B Class Motion”). If granted, we believe that class counsel will request a court award of attorney’s fees and costs, a portion of which may be payable from the Series B Consideration and the Series B Remainder Consideration described below.  If such a motion is granted in full before the closing of the Exchange Offers, payment of the attorney’s fees and costs awarded may reduce the Series B Consideration and the Series B Remainder Consideration described below by the pro rata per-share amount of such award.  If such a motion has been filed but has not been decided before the closing of the Exchange Offers, we may pay the portion of the Series B Consideration and Series B Remainder Consideration sought pursuant to such award into an escrow account.  Once all claims relating to such motion have been determined, we will direct the escrow agent to pay such attorney’s fees or other awards directly to the recipients thereof as determined by the court and, following such payment, to distribute any remaining funds in the escrow account to the holders of Series B Preferred Stock who participated in the Exchange Offer or whose shares have been redeemed pursuant to the redemption right created by the Series B Proposed Amendment as described below.

The Series B Proposed Amendment, among other things, makes all shares of Series B Preferred Stock that remain outstanding after the Exchange Offer closes redeemable by the Company, in whole, and not in part, into the same Series B Consideration that holders of Series B Preferred Stock that participate in the Exchange Offer received, which is equal to (a) $5.00 in cash or, if New Preferred Stock was paid in the Exchange Offer, fifty (50) shares of New Preferred Stock (subject to reduction and/or partial escrow as described above in connection with the Plaintiff B Class Motion) and (b) twenty (20) shares of the Company’s Common Stock, subject to reduction and/or partial escrow as described above in connection with the Plaintiff B Class Motion (collectively, the “Series B Remainder Consideration”), by the date that is two (2) years after the date on which the Series B Articles of Amendment are accepted for filing by the State Department of Assessments and Taxation of Maryland (such acceptance date, the “Series B Amendment Effective Date”). Any such redemption as contemplated by the Series B Proposed Amendment is referred to herein as a “Special Redemption”).

No fractional shares of Common Stock or New Preferred Stock will be issued upon Special Redemption of any shares of Series B Preferred Stock. In lieu of any fractional share of Common Stock or New Preferred Stock to be issued upon Special Redemption of any shares of Series B Preferred Stock, any fraction of a share of Common Stock or New Preferred Stock will be rounded up to the next whole share of Common Stock or New Preferred Stock, as applicable.

If the Company has not exercised its right to redeem the Series B Preferred Stock by the date that is sixty-five (65) days after the Series B Amendment Effective Date, the Series B Proposed Amendment would require the Company, upon request of any Holder of Series B Preferred Stock within two (2) years after the Series B Amendment Effective Date, to redeem all of the outstanding shares of Series B Preferred Stock for the Series B Remainder Consideration on the date fixed by the Company within ninety (90) days of such request, subject to any delay required by the Company to comply with applicable Maryland law relating to limitations on payment of the Series B Remainder Consideration.  If any shares of Series B Preferred Stock (not otherwise participating in the Exchange Offer) have still not been redeemed by the second (2nd) anniversary of the Series B Amendment Effective Date, such shares will remain outstanding with all of their current rights, preferences and privileges.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Series B Preferred Stock tendered hereby and to grant the consent and the power of attorney set forth herein, (ii) the undersigned is consenting to the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment with respect to (and, if applicable, tendering in the Exchange Offer) all and not less than all of the Series B Preferred Stock owned by the undersigned, and (iii) the Company will acquire good and unencumbered title to all such shares tendered in the Exchange Offer, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

The undersigned further represents and warrants that the undersigned has read and agrees to all of the terms and conditions of the Exchange Offer and Consent Solicitation.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.  Except as stated in the Prospectus, this tender and grant of authorization to consent are irrevocable. The undersigned understands that this tender and consent or consent only will remain in full force and effect unless and until such tender and consent or consent only is withdrawn and revoked in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal and Consent. The undersigned understands that this tender and consent or consent only may not be withdrawn after the Expiration Date, and that a notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific withdrawal procedures set forth in the Prospectus; provided that, tender may be withdrawn after the expiration of forty (40) business days after the commencement of the Exchange Offer and Consent Solicitation if not accepted for payment by such time, subject to the withdrawal rights and procedures set forth in the Prospectus.  The undersigned understands that, if the Company receives the requisite approvals of the Proposed Amendments from the Holders of the Preferred Stock and the other conditions to the Exchange Offer have been met, the Company intends to execute and file the Articles of Amendment effecting the Proposed Amendments promptly following the Expiration Date and that, once effective, such amendments will be binding upon each Holder of each series of Preferred Stock, whether or not such Holder consented and/or tendered.

Notwithstanding the date on which this tender and grant of authorization to consent is received, it shall not become effective until the Expiration Date.

Subject to, and effective upon, the acceptance for exchange of all of the Series B Preferred Stock tendered by this Letter of Transmittal and Consent in accordance with the terms and conditions of the Prospectus, the undersigned hereby tenders, sells, assigns and transfers to or upon the order of the Company, all right, title and interest in and to all shares of Series B Preferred Stock tendered by this Letter of Transmittal and Consent, and agrees not to, as a stockholder of the Company, commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company any of its affiliates or successors or any of their respective directors, managers or officers seeking to enjoin or delay the Exchange Offer or alleging a breach of any duty of the directors of the Company in connection with the Exchange Offer.  Effective upon the Expiration Date, the undersigned hereby consents to and approves the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment, as described in the Prospectus, acknowledges receipt of the Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment (other than any Voting Agreement previously entered into between the undersigned and the Company).

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s agent and attorney-in-fact, with full power and authority in its name, place and stead, with full knowledge that the Exchange

Agent is also acting as the agent of the Company in connection with the Exchange Offer and Consent Solicitation, as the undersigned’s true and lawful representative, attorney-in-fact and agent with respect to the tendered shares of Series B Preferred Stock, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver any and all tendered shares of Series B Preferred Stock to the Company together with all accompanying evidences of transfer and authenticity to the Company, upon receipt by the Exchange Agent, as its agent, of the consideration to be paid for the tendered shares of Series B Preferred Stock, (2) present any and all tendered Series B Preferred Stock for transfer, and to transfer the tendered Series B Preferred Stock on the account books maintained by DTC to, or upon the order of, the Company, (3) present any and all tendered Series B Preferred Stock for transfer, and to transfer the tendered Series B Preferred Stock on the books of the Company, (4) immediately prior to the Company's acceptance for exchange of any shares of Series B Preferred Stock tendered (whether or not tendered by the undersigned), consent to and approve the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment on behalf of the undersigned, (5) make, execute, sign, acknowledge, verify, swear to and deliver on behalf of the undersigned any written consent of the stockholders of the Company to approve the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment, (6) receive all benefits and otherwise exercise all rights of ownership of any and all tendered shares of Series B Preferred Stock, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation, and (7) to do and perform each and every act and thing whether necessary or desirable to be done, as fully as the undersigned might or could do if personally present at a meeting of stockholders of the Company or otherwise.  Such appointment (and the Holder’s consent to the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment) will be automatically revoked if the Company does not accept for purchase shares of Series B Preferred Stock that a Holder has tendered. The foregoing power of attorney shall terminate upon execution by the Exchange Agent of an instrument of termination that specifies in writing that the foregoing power of attorney, as applicable, is terminated.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete (i) the sale, assignment and transfer of any and all shares of Series B Preferred Stock tendered hereby and (ii) the delivery of authorization to the Exchange Agent to execute and deliver a written consent in the Exchange Offer and Consent Solicitation on behalf of the undersigned.  All authority conferred or agreed to be conferred in this Letter of Transmittal and Consent and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Unless otherwise indicated herein in the box entitled “Special Payment Instructions” below, please deliver payment of the consideration for shares of any Series B Preferred Stock accepted for purchase or return any Series B Preferred Stock not accepted for purchase in the name(s) of the registered Holder(s) appearing above under the above “Description Series B Preferred Stock Tendered” box.  Similarly, unless otherwise indicated under “Special Delivery Instructions” herein, please mail the consideration or return any Series B Preferred Stock not accepted for purchase (and any accompanying documents, as appropriate) to the addresses of the registered Holder(s) appearing under the above “Description of Series B Preferred Stock Tendered” box.  In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please deliver payment of the consideration or the Series B Preferred Stock not accepted for purchase, in the name of and/or to the person or persons so indicated.  The undersigned recognizes that the Company has no obligation, pursuant to the “Special Payment Instructions” or the “Special Delivery Instructions” to transfer any Series B Preferred Stock from the name of the registered Holder thereof if the Company does not accept for purchase any of the Series B Preferred Stock so tendered.

THE UNDERSIGNED, BY COMPLETING THE ABOVE “DESCRIPTION OF SERIES B PREFERRED STOCK TENDERED” BOX AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED AND CONSENTED WITH RESPECT TO THEIR DESIGNATED SHARES OF SERIES B PREFERRED STOCK AS SET FORTH IN SUCH BOX ABOVE.

COMPLETE THE FOLLOWING TWO BOXES ONLY IF APPLICABLE

SPECIAL PAYMENT INSTRUCTIONS

(See Instruction 7)

To be completed ONLY if the payment of the consideration for shares of Series B Preferred Stock accepted for exchange is to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and Consent or issued to an address different from that shown in the box entitled “Description of Series B Preferred Stock Tendered” within this Letter of Transmittal and Consent.

Issue the payment to:

Name:

(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 7)

To be completed ONLY if certificates for shares of Series B Preferred Stock not accepted for exchange are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and Consent or issued to an address different from that shown in the box entitled “Description of Series B Preferred Stock Tendered” within this Letter of Transmittal and Consent.

Deliver the Series B Preferred Stock to:

Name:

(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

IMPORTANT

PLEASE SIGN HERE

(Complete the accompanying Substitute Form W-9)

This Letter of Transmittal and Consent must be signed by the Holder(s) of the shares of Series B Preferred Stock being tendered exactly as his, her, its or their name(s) appear(s) on certificate(s) for such shares of Series B Preferred Stock or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the shares of Series B Preferred Stock or by person(s) authorized to become Holder(s) by endorsements on certificates for such shares of Series B Preferred Stock or by stock powers transmitted with this Letter of Transmittal and Consent.  Endorsements on shares of Series B Preferred Stock and signatures on stock powers by Holders(s) not executing this Letter of Transmittal and Consent must be guaranteed by an Eligible Institution.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company and the Exchange Agent of such person’s authority to so act.  See Instruction 6.

Signature(s) of Holders

Dated:

Name(s)

Capacity (full title)

Address

Area Code and Telephone Number

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED; SEE INSTRUCTION 1)

Name of Firm

Address

Authorized Signature

Name

Area Code and Telephone Number

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE

EXCHANGE OFFER AND CONSENT SOLICITATION

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal and Consent must be guaranteed by a firm that is a member of a registered national securities exchange or the Financial Industry Regulatory Authority, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an “Eligible Institution”).  Signatures on this Letter of Transmittal and Consent need not be guaranteed if (a) this Letter of Transmittal and Consent is signed by the Holder(s) of record of the shares of Series B Preferred Stock tendered herewith, or by a participant in DTC whose name appears on a security position listing as the owner of the shares of Series B Preferred Stock, and any shares of Series B Preferred Stock not accepted for purchase are to be issued, directly to such Holder(s), or, if signed by a participant in DTC, any shares of Series B Preferred Stock not accepted for purchase are to be credited to such participant's account at DTC, and neither has completed the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal and Consent, or (b) such shares of Series B Preferred Stock are tendered for the account of an Eligible Institution.  See Instruction 6.

2. Delivery of this Letter of Transmittal and Consent and Certificates for Series B Preferred Stock or Book-Entry Confirmations; Guaranteed Delivery Procedures.

This Letter of Transmittal and Consent is to be used by each Holder of the Series B Preferred Stock if:

(1) you are tendering your shares in the Exchange Offer and your share certificates evidencing Series B Preferred Stock (the “share certificates”) are to be forwarded herewith;

(2) you are tendering your shares in the Exchange Offer and delivery of Series B Preferred Stock is to be made by book-entry transfer to the account of American Stock Transfer & Trust Company (the “Exchange Agent”) at The Depository Trust Company or “DTC” (also known as the “book-entry transfer facility”) pursuant to the book-entry transfer procedure described in the section of the Prospectus entitled “The Exchange Offers and the Consent Solicitation—Procedures for Tendering Shares of Preferred Stock.”  It is not necessary to execute and deliver this Letter of Transmittal and Consent if instructions with respect to the tender of such shares of Series B Preferred Stock are transmitted through the DTC’s Automated Tender Offer Program (“ATOP”); or

(3) you desire to consent only in the Consent Solicitation but not tender your shares of Series B Preferred Stock in the Exchange Offer (see Instruction 3).  It is not necessary to execute and deliver this Letter of Transmittal and Consent if instructions with respect to your consent in the Consent Solicitation are transmitted through the ATOP (see Instruction 3).

Tendering Paper Certificates. For a tender of paper share certificates to be considered validly tendered, the Exchange Agent must receive any required documents at its address indicated on the cover page of this Letter of Transmittal and Consent prior to the Expiration Date, subject to the guaranteed delivery procedures described below.  The tender by a Holder that is not withdrawn prior to the Expiration Date will constitute a binding agreement between the Holder and the Company in accordance with the terms and subject to the conditions of the Exchange Offer and Consent Solicitation.

Tendering by Book-Entry. Shares of Series B Preferred Stock may be validly tendered pursuant to the procedures for book-entry transfer as described in the Prospectus. In order for shares of Series B Preferred Stock to be validly tendered by book-entry transfer, the Exchange Agent must receive the following prior to the Expiration Date, except as otherwise permitted by use of the procedures for guaranteed delivery as described below:

(i)	timely confirmation of the transfer of such shares of Series B Preferred Stock into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”);
(ii)

either a properly completed and duly executed Letter of Transmittal and Consent, or a properly transmitted “Agent’s Message” if the tendering Holder has not delivered a Letter of Transmittal and Consent; and

(iii)	any other documents required by this Letter of Transmittal and Consent.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received and agrees to be bound by the terms of the Exchange Offers, including consenting to the Exchange Offers and the Proposed Amendments in the Consent Solicitation, and that the Company may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agree to be bound by the Letter of Transmittal and Consent and that the Letter of Transmittal and Consent may be enforced against you.

Delivery of a Letter of Transmittal and Consent to the Company, the Information Agent or DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal and Consent should be sent to the Company, the Information Agent or DTC.

Tendering Through ATOP. Brokers, banks or other nominees that are tendering by book-entry transfer to the Exchange Agent's account at DTC may tender Series B Preferred Stock through the DTC ATOP, for which the Exchange Offer and Consent Solicitation will be eligible. DTC ATOP instructions should include the name and taxpayer identification number of any beneficial owner tendering shares.  DTC will then send an Agent's Message to the Exchange Agent.  By using the ATOP procedures to tender shares of Preferred Stock and consent to the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment in the Consent Solicitation, you will not be required to deliver this Letter of Transmittal to the Exchange Agent.  However, the Holder will be bound by the terms of the Exchange Offer and Consent Solicitation.  Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

Brokers, banks and other nominees that hold shares of Series B Preferred Stock on behalf of a beneficial holder desiring to tender Series B Preferred Stock prior to the Expiration Date through ATOP should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC prior to such date, subject to the guaranteed delivery procedures described below.

Shares Held Through Brokers, Banks or Other Nominees. If the Holder beneficially owns shares of Series B Preferred Stock that are held through a bank, broker or other nominee and the Holder wishes to tender those shares of Series B Preferred Stock and deliver the Holder’s consent, the Holder should contact the nominee promptly and instruct it to tender the Holder’s shares of Series B Preferred Stock on the Holder’s behalf.

Guaranteed Delivery Procedures. Holders who cannot deliver their shares or other required documents to the Exchange Agent on or before the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their shares of Series B Preferred Stock pursuant to the guaranteed delivery procedure.  Pursuant to such procedure: (i) you must make your tender by or through an Eligible Institution; (ii) a properly completed and duly executed notice of guaranteed delivery substantially in the form made available by the Company must be received by the Exchange Agent prior to the Expiration Date; and (iii) the certificates for all physically delivered shares, or a confirmation of a book-entry transfer of the Series B Preferred Stock into the Exchange Agent’s account at DTC, as well as the properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent within two (2) NYSE American trading days after the date of execution of such notice of guaranteed delivery.

The method of delivery of share certificates, the Letter of Transmittal and Consent and all other required documents, including delivery through DTC, are at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Exchange Agent (including, in the case of a book-entry transfer, receipt of a Book-Entry Confirmation).  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

3. Consenting in the Exchange Offer and Consent Solicitation With or Without Tendering.

By consenting to and approving the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment, as set forth in the Exchange Offer and Consent Solicitation, you acknowledge receipt of the Prospectus and revoke any proxy heretofore given with respect to the Exchange Offer for the Series B Preferred Stock or the Series B Proposed Amendment (other than any Voting Agreement previously entered into between you and the Company).  You irrevocably constitute and appoint the Exchange Agent as your agent and attorney-in-fact, with full power and authority in your name, place and stead, with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer and Consent Solicitation, as your true and lawful representative, attorney-in-fact and agent with respect to the tendered shares of Series B Preferred Stock, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver any and all tendered shares of Series B Preferred Stock to the Company together with all accompanying evidences of transfer and authenticity to the Company, upon receipt by the Exchange Agent, as its agent, of the consideration to be paid for the tendered shares of Series B Preferred Stock, (2) present any and all tendered Series B Preferred Stock for transfer, and to transfer the tendered Series B Preferred Stock on the account books maintained by DTC to, or upon the order of, the Company, (3) present any and all tendered Series B Preferred Stock for transfer, and to transfer the tendered Series B Preferred Stock on the books of the Company, (4) immediately prior to the Company’s acceptance for exchange of any shares of Series B Preferred Stock tendered (whether or not tendered by you), consent to and approve the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment on your behalf, (5) make, execute, sign, acknowledge, verify, swear to and deliver on your behalf any written consent of the stockholders of the Company to approve the Exchange Offer for the Series B Preferred Stock and the Series B Proposed Amendment, (6) receive all benefits and otherwise exercise all rights of ownership of any and all tendered shares of Series B Preferred Stock, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation and (7) to do and perform each and every act and thing whether necessary or desirable to be done, as fully as you might or could do if personally present at a meeting of stockholders of the Company or otherwise.  Such appointment will be automatically revoked if the Company does not accept for exchange shares of Series B Preferred Stock that a Holder has tendered.

To consent to the Exchange Offer for the Series B Preferred Stock and Series B Proposed Amendment without tendering shares of Series B Preferred Stock held directly in the Exchange Offers, Holders should complete, execute and deliver this Letter of Transmittal and Consent, and should check Option 2 – Consent Only. If a Holder’s shares of Series B Preferred Stock are held in the name of a broker, dealer, commercial bank, trust company or other nominee or custodian, and the Holder wishes to consent in the Consent Solicitation, but not tender shares in the Exchange Offer, the Holder should promptly contact the person in whose name the shares of are held and instruct that person to consent to the Exchange Offer for the Series B Preferred Stock and to the Series B Proposed Amendment in the Consent Solicitation on the Holder’s behalf.

If a Holder’s shares of Series B Preferred Stock are held in book-entry, such Holder may consent to the Exchange Offers and the Proposed Amendments but not tender shares by following the book-entry procedures established by DTC, including through DTC’s ATOP, for only consenting to the Exchange Offers and the Proposed Amendments in the Consent Solicitation and not tendering in the Exchange Offers.

4. Withdrawal Procedures. Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer and Consent Solicitation must give written notice of withdrawal.  A Holder may validly withdraw shares of Series B Preferred Stock that the Holder tenders (and revoke the related consent and power of attorney) at any time prior to the Expiration Date.  In addition, if not previously returned, the Holder may withdraw any shares of Series B Preferred Stock (and revoke the related consent and power of attorney) that the Holder tenders that are not accepted by the Company for exchange after the expiration of forty (40) business days after the commencement of the Exchange Offer and Consent Solicitation. A Holder may also validly revoke a consent to the Consent Solicitation made without tendering at any time prior to the Expiration Date.

If the Holder's paper share certificates are registered in the Holder's name, to withdraw the Holder’s shares from the Exchange Offer and Consent Solicitation and revoke the related consent and power of attorney, the Holder must deliver a written notice of withdrawal to the Exchange Agent at the appropriate address specified on the front cover of this Letter of Transmittal and Consent prior to the Expiration Date or, if the Holder’s shares are not previously accepted by the Company, after the expiration of forty (40) business days after the commencement of the Exchange Offer and Consent Solicitation.  The Holder's notice of withdrawal must comply with the requirements set forth in the Prospectus.

If shares of Series B Preferred Stock were tendered through DTC’s book-entry procedures, the Exchange Agent must receive (i) a computer-generated notice of withdrawal, transmitted by DTC on behalf of the holder in accordance with the standard operating procedure of DTC, or (ii) a written notice of withdrawal, sent by mail or facsimile transmission, receipt confirmed by telephone, or letter, before the expiration of the Exchange Offer.  Any notice of withdrawal must identify the beneficial owner of the shares of Series B Preferred Stock to be withdrawn, including the beneficial owner’s name and account number and the account at DTC to be credited and otherwise comply with the procedures of DTC and as set forth in the Prospectus. Any notice of withdrawal of shares tendered through ATOP may only be withdrawn by complying with the appropriate procedures of DTC’s ATOP, and not by hard copy delivery of withdrawal instructions.

If a Holder’s shares of Series B Preferred Stock are held in the name of a broker, dealer, commercial bank, trust company or other nominee or custodian, and the Holder wishes to withdraw tendered shares and/or consent to the Consent Solicitation, the Holder should promptly contact the person in whose name the shares of are held and instruct that person to withdraw the tender of your shares of Preferred Stock and/or to revoke the consent to the Consent Solicitation on your behalf.

Any shares of Series B Preferred Stock withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and Consent Solicitation and no consideration will be issued in payment unless the shares of Series B Preferred Stock so withdrawn are validly re-tendered prior to the Expiration Date. Any revoked consent to the Consent Solicitation may be re-consented prior to the Expiration Date.

5. No Partial Tenders Accepted. If fewer than all the shares represented by any certificate of Series B Preferred Stock delivered to the Exchange Agent are tendered or if fewer than all of the shares of Series B Preferred Stock owned by a Holder are tendered, the Company will be entitled to reject in its entirety any tender made by such Holder.  All Series B Preferred Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered.

6. Signatures on this Letter of Transmittal and Consent; Stock Powers and Endorsements. If this Letter of Transmittal and Consent is signed by the registered Holder(s) of the shares of Series B Preferred Stock referred to in this Letter of Transmittal and Consent, the signature(s) must correspond with the name(s) as written on the face of the share certificates without alteration, enlargement or any change whatsoever.  If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown as the owner of the shares of Series B Preferred Stock tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the shares of Series B Preferred Stock.

If any of the shares of Series B Preferred Stock tendered are held of record by two or more persons, all such persons must sign the Letter of Transmittal and Consent.

If any of the shares of Series B Preferred Stock tendered are registered in different names or different share certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittals and Consents as there are different registrations or share certificates.

If this Letter of Transmittal and Consent is signed by the Holder, and the share certificates for any number of shares of Series B Preferred Stock not accepted for exchange are to be issued, or if any shares of Series B Preferred Stock that are not accepted for exchange are to be reissued or returned to, or, if tendered by book-entry transfer, credited to the account at DTC of the Holder, then the Holder need not endorse any share certificates for tendered shares of Series B Preferred Stock, nor provide a separate stock power.  In any other case, the Holder must either properly endorse the share certificates for shares of Series B Preferred Stock tendered or transmit a separate properly completed stock power with this Letter of Transmittal and Consent, in either case, executed exactly as the name(s) of the Holder(s)

appear(s) on such shares of Series B Preferred Stock, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of the shares of Series B Preferred Stock, exactly as the name(s) of the participant(s) appear(s) on such security position listing, with the signature on the endorsement or stock power guaranteed by an Eligible Institution, unless such certificates or stock powers are executed by an Eligible Institution.  See Instruction 1.

If this Letter of Transmittal and Consent is signed by a person other than the registered Holder(s) of the Series B Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered Holder(s) appear(s) on the certificates for such Series B Preferred Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If either the Letter of Transmittal and Consent or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company and the Exchange Agent of the authority of such persons to act must be submitted.

Endorsements on share certificates for Series B Preferred Stock and signatures on stock powers provided in accordance with this Instruction 6 by Holders not executing this Letter of Transmittal and Consent must be guaranteed by an Eligible Institution.  See Instruction 1.

7. Special Issuance and Special Delivery Instructions. Tendering Holders (or participants in DTC whose name appears on a security position listing as the owner of the shares of Series B Preferred Stock) should indicate in the applicable box or boxes the name and address to which the shares of Series B Preferred Stock not accepted for exchange in the Exchange Offer and Consent Solicitation are to be issued or sent (or are to be credited with respect to such participants in DTC), if different from the name and address of the Holder signing this Letter of Transmittal and Consent.  In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.  If no instructions are given, the shares of Series B Preferred Stock not accepted for purchase will be returned to the Holder of the shares of Series B Preferred Stock tendered.

8. Transfer Taxes. The Company will pay all transfer taxes applicable to the exchange and transfer of Series B Preferred Stock pursuant to the Exchange Offer and Consent Solicitation, however, if the payment of the consideration is to be made to a person other than the person in whose name the surrendered share certificate formerly evidencing the shares of Series B Preferred Stock is registered on the stock transfer books of the Company, then the share certificate so surrendered must be endorsed properly or otherwise be in proper form for transfer and the person requesting such payment must have paid all transfer and other taxes required by reason of the payment to a person other than the registered Holder of the share certificate surrendered, or shall have established to the satisfaction of the Company that such taxes either have been paid or are not applicable.

Additionally, if the Holder owns the shares of Series B Preferred Stock through a broker or other nominee, and the broker tenders the shares on the Holder’s behalf, the broker may charge the Holder a fee for doing so.  The Holder should consult the Holder’s broker or nominee to determine whether any charges will apply.

9. Requests for Assistance or Additional Copies. Any questions or requests for assistance and additional copies of the Prospectus, this Letter of Transmittal and Consent or the notice of guaranteed delivery should be directed to the Information Agent at D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005.  Any questions relating to the tender of physical share certificates should be directed to the Exchange Agent at the address and telephone number listed on the front cover of this Letter of Transmittal and Consent.

10. Irregularities. All questions as to the form of documents and the validity, eligibility (including the time of receipt), acceptance for purchase of any tender of shares of Series B Preferred Stock and any withdrawals of the shares of Series B Preferred Stock will be determined by the Company, in its sole discretion, and its determination will be final and binding.  The Company reserves the absolute right to reject any and all tenders of shares of Series B Preferred Stock that it determines are not in proper form or the acceptance of or purchase for which may, in the opinion of the Company's counsel, be unlawful.  The Company also reserves the absolute right to waive any defect or irregularity in any tender of any shares of Series B Preferred Stock.  No tender of shares of Series B Preferred Stock will be deemed to have been made until all defects and irregularities in the tender of such shares have been cured or waived.  None of the Company, the Exchange Agent, the Information Agent or any other person will be under any duty to give notice of any defect or irregularity in tenders of shares of Series B Preferred Stock, nor shall any of them incur any liability for failure to give any such notice.  The Company's interpretation of the terms of conditions of the Exchange Offer and Consent Solicitation will be final and binding.

11. Waiver of Conditions. Subject to the applicable rules and regulations of the Securities and Exchange Commission, the Company reserves the right to waive certain conditions enumerated in the Prospectus.

12. Inadequate Space. If the space provided in the above “Description of Series B Preferred Stock Tendered” box is inadequate, the number of shares of Series B Preferred Stock and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal and Consent.

13. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing shares of Series B Preferred Stock have been lost, stolen or destroyed, please call the Company's transfer agent, American Stock Transfer & Trust Company (the “Transfer Agent”), at (877) 248-6417. The Holder may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Transfer Agent) and payment of an indemnity bond premium fee may be required.

14. Substitute Form W-9. Under U.S. federal income tax laws, the Exchange Agent will be required to withhold a portion of the amount of any payments made to certain Holders pursuant to the Exchange Offer and Consent Solicitation unless each tendering Holder that is a United States citizen, resident or entity, and, if applicable, each other United States payee, must provide the Exchange Agent (as payor) with such Holder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such Holder or payee is not subject to such backup withholding by completing the attached Substitute Form W-9.  Certain Holders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements provided such holder provides proper certificate exempting such holder from backup withholding.  A tendering Holder who is a foreign individual, or a foreign entity should complete, sign, and submit to the Exchange Agent the appropriate Form W-8.  A Form W-8BEN may be obtained from the Exchange Agent or downloaded from Internal Revenue Service's website at the following address: http://www.irs.gov/pub/irs-pdf/fw8ben.pdf.

All tendering Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements. For further information concerning backup withholding see the “IMPORTANT TAX INFORMATION” section below.

Failure to complete the Substitute Form W-9 will not, by itself, cause shares of Series B Preferred Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the Exchange Offer and Consent Solicitation.  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW AND THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a Holder whose tendered shares of Series B Preferred Stock are accepted for purchase is required by law to provide the Exchange Agent (as payor) with such Holder's correct TIN on Substitute Form W-9 below.  If such Holder is an individual, the TIN is such Holder’s social security number.  If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and any gross proceeds received pursuant to the Exchange Offer and Consent Solicitation may be subject to backup withholding.

If backup withholding applies, the Exchange Agent is required to withhold 28% of the amount of gross proceeds received by the Holder. Backup withholding is not an additional tax.  Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is furnished to the IRS.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a United States Holder with respect to the gross proceeds received pursuant to the Exchange Offer and Consent Solicitation, the Holder is required to notify the Exchange Agent of such Holder’s correct TIN by completing the form below certifying, under penalties of perjury, (i) that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (ii) that such Holder is not subject to backup withholding because (a) such Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such Holder that such Holder is no longer subject to backup withholding or (c) such Holder is exempt from backup withholding, and (iii) that such Holder is a U.S. person.

What Number to Give the Exchange Agent

United States Holders are required to give the Exchange Agent the social security number or employer identification number of the record holder of the shares of Series B Preferred Stock tendered hereby.  If the shares of Series B Preferred Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.  If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Holder should check the “Awaiting TIN” box in Part II, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the “Awaiting TIN” box is checked in Part II and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of the gross proceeds received by such Holder until a TIN is provided to the Exchange Agent.  Such amounts will be refunded to such surrendering Holder if a TIN is provided to the Exchange Agent within 60 days.

Substitute Form W-9—Impac Mortgage Holdings, Inc.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I—Please provide your taxpayer or employee identification number SSN or EIN in the space at right. If awaiting TIN, write "Applied For."
Name

Request for	Part II—Awaiting TIN ☐
Taxpayer Identification Number (TIN) and Certification		Address

Part III—Certification. Under penalty of perjury, I certify that:
	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);	(Number and Street)

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup
(City)(State)(Zip Code)
withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a United States person (as defined in the W-9 instructions).

Certification Instruction—You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Sign Here	Signature

Date

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PROCEEDS RECEIVED BY YOU PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable gross proceeds received by me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding.

Signature	Date

Any questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Prospectus, the Letter of Transmittal and Consent and the notice of guaranteed delivery may be obtained from the Information Agent at the address and telephone numbers set forth below. Holders of Series B Preferred Stock may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Exchange Offer and Consent Solicitation.

The Information Agent for the Exchange Offer and Consent Solicitation is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and brokers call collect: (212) 269-5550

All others call toll free: (888) 280-6942